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                          SHORT TERM LEASE AGREEMENT

          THIS SHORT TERM LEASE AGREEMENT ("Lease") is made and entered into as
of this 21st   day of April  , 2000, by and between the Landlord and Tenant hereinafter named.

1.   Definitions and Basic Provisions.

     The following are some of the basic lease information and defined terms used in this Lease:

     (a) "Landlord": EOP-ONE MARKET, LLC., a Delaware limited liability company.

     (b) "Landlord Address": EOP-ONE MARKET, LLC., a Delaware limited liability company, do Equity Office Properties Trust, One Market, Spear Tower, Suite 725. San Francisco, California 94105, Attention: Building Manager, with a copy of all notices to Equity Office Properties Trust, Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606,
          Attention: Regional Counsel -Pacific Region.

     (c)  `Tenant":  INTERNET CAPITAL GROUP, INC., a Delaware corporation.

     (d)  "Tenant Address": One Market, San Francisco, California, 94105,
          Attention: Chief Financial Officer.

     (e) "Premises": approximately 20,979 rentable square feet on the 3rd floor (Suite Nos. 307 and 375) of the Spear Tower in the building known as One Market located at One Market San Francisco, California (the "Building"), such Premises being shown and outlined on the plan attached hereto as Exhibit A.

     (f) "Lease Term" shall mean the period commencing on April 10, 2000, and ending on the date (the "Termination Date") which is the later to occur of (1) the date which is 3 days following Substantial Completion (as defined in the New Lease) of the Initial Alterations and the ADA Modifications (as defined in the New Lease) in the Tenant's premises on the 18th, 19th and 20th floors as contemplated by the New Lease, and (2) March 31, 2001, unless sooner terminated as provided herein. Notwithstanding the foregoing, (i) in the event Landlord and Tenant have not mutually executed and delivered the New Lease by March 31, 2001. the Termination Date shall be March 31, 2001, and (ii) in the event Landlord and Tenant have mutually executed and delivered the New Lease by March 31, 2001, but the Initial Alterations and the ADA Modifications have not been completed by June 30, 2001, then the Termination Date shall be June 30, 2001.

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     (g)  "Base Monthly Rent": the sum of $113,636.25 (i.e. $65.00 per rentable square foot per annum) due and payable on or before the first day of each calendar month at the office of Landlord during the Lease Term without prior demand, subject to adjustment as hereinafter provided, provided that the Base Monthly Rent for the first full calendar month of the Lease Term and any partial calendar month at the beginning of the Lease Term shall be payable upon the execution of this Lease by Tenant. Base Monthly Rent for any partial month shall be prorated.

     (h)  "Security Deposit": the sum of $0.00.

     (i) "Permitted Use": general office use and for no other purpose whatsoever.

     (j) "Utilities Charge": the sum of $0.00, due and payable, as additional rent, on or before the first day of each calendar month, provided that the Utilities Charge for the first full calendar month of the Lease Term and any partial calendar month at the beginning of the Lease Term shall be payable upon the execution of this Lease by Tenant. The Utilities Charge shall increase, as reasonably determined by Landlord, on the first and each succeeding annual anniversary of this Lease.

     (k) All Base Monthly Rent, additional rent and other charges due hereunder shall be made payable to the order of Equity Office Properties or such other party as Landlord may direct. All such payments shall be forwarded to: EOP Operating Limited Partnership, DBA One Market Plaza, Dept #8791, Los Angeles, California 90084-8791, or such other address as Landlord may direct.

     (l) "New Lease": the proposed lease between Landlord and Tenant for approximately 55,207 rentable square feet described as Suite Nos. 1800, 1900 and 2000 on the 18th, 19th and 20th floors of the Building.

2. Granting Clause. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the common areas of the Building.

3.   Services by Landlord.

     A. Landlord agrees to furnish Tenant with the following services: (1) Water service for use in the lavatories on each floor on which the Premises are located; (2) Heat and air conditioning in season during normal business hours of the Building, at such temperatures and in such amounts as are standard for comparable buildings or as required by governmental authority. Tenant, upon such advance notice as is reasonably required by landlord, shall have the right to receive HVAC service during hours other than normal business hours of the Building. Tenant shall pay Landlord the standard charge for the additional service as reasonably determined by Landlord from time to time; (3) Janitor service on business days. If Tenant's use, floor covering or other improvements require special services in excess of the

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          standard services for the Building, Tenant shall pay the additional cost attributable to the special services; (4) Elevator service; (5) Electricity to the Premises for general office use; and (6) such other services as Landlord reasonably determines are necessary or appropriate for the Property

      B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render landlord liable to Tenant, constitute a constructive eviction of tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any convenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 3 consecutive business days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 4th consecutive business day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's personal property, arising out of or in connection with the failure of any security services, personnel or equipment.

4.   PAYMENTS

     (a) Tenant shall pay to Landlord all rents and other sums required to be paid under this Lease without demand, setoff or deduction whatsoever at the times and in the manner provided. The obligation of Tenant to pay Rent is an independent covenant, and no act or circumstance, whether constituting breach of any covenant by Landlord or not, shall release Tenant of this obligation.

     (b) Tenant shall pay to Landlord, as additional rent, a reasonable charge for all replacements of electric lamp bulbs, fluorescent or otherwise, and ballasts following the initial installation by Landlord.

     (c) Tenant shall pay to Landlord, as additional rent, all charges for any miscellaneous services, goods, or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease.

     (d) If applicable, Tenant shall pay to Landlord, as additional rent, the Utilities Charge described in Section 1 above.

     (e) Tenant shall pay to Landlord, as additional rent, any rent, sales or use tax or other similar taxes, if any, levied or imposed by any city, state, county or other

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          governmental body as a result of Tenant's occupancy, lease or use of the Premises.

     (f) In the event that payment of any amount required to be paid by Tenant pursuant to this Lease is not made within 5 days of the date when due, a service fee of 5% of the delinquent amount will be due and payable immediately to Landlord as additional rent, plus interest from the date such payment is due at the lesser of (i) the greatest per annum rate of interest permitted from time to time under applicable law (the "maximum Rate") and (ii) the per annum interest rate publicly announced by The First National Bank of Chicago, or any successor thereof, from time to time (whether or not charged in each instance) as the prime or base rate in Chicago, Illinois (the "Prime Rate") plus 5%, provided that Tenant shall be entitled to a grace period of 5 days after Tenant's receipt of written notice of such delinquencies from Landlord for the first 2 late payments of Rent in a given calendar year.

     (g) All payments required from Tenant (except Base Monthly Rent) shall be deemed additional rent hereunder. The Base Monthly Rent and additional rent hereinafter is referred to, collectively, as "Rent".

5. Transfer. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Landlord shall have the right to transfer and assign, in whole or in part, all of its interests, rights, and obligations hereunder and in the Building and the real estate associated therewith. Such transfers or assignments, howsoever made, are to be fully respected and recognized by Tenant. Any such transfer shall operate to release Landlord from liability under this Lease from and after the effective date thereof, except as it may relate to the period prior to such effective date. This Lease shall inure to the benefit of the Landlord and its successors and assigns; and with the written consent of Landlord first had, to the benefit of the heirs, executors and/or administrators, successors and assigns of Tenant. Notwithstanding any of the foregoing to the contrary, Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation, partnership or other legal entity or affiliate, subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as "Permitted Transfer") without the consent of Landlord, provided: (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth at the date of Transfer; (iii) such proposed transferee operates the business in the Premises for

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     the Permitted Use and no other purpose; and (iv) in no event shall any
     Permitted Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty
     (30) days prior to the effective date of such Permitted Transfer. As used herein: (a) "parent" shall mean a company which owns a majority of Tenant's voting equity; (b) "subsidiary" shall mean an entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (c) "affiliate" shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, sale of the shares of equity of any affiliate or subsidiary to which this Lease has been assigned or transferred other than to another parent, subsidiary or affiliate of the original Tenant named hereunder shall be deemed to be an assignment requiring the consent of Landlord hereunder.

6. Possession. If for any reason the Premises shall not be ready for occupancy by Tenant at the time of commencement of this Lease, this Lease shall not be affected thereby and Tenant waives and releases all claims for damages arising out of any such delay. No rent shall be payable for the period during which the Premises shall not be ready for occupancy unless such delay is caused by Tenant. By moving into the Premises or taking possession thereof, Tenant is deemed to have accepted the Premises and agreed that the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition of the Premises or the Building or the suitability thereof for Tenant's use. Tenant by said act waives any and all defects therein. Notwithstanding the foregoing, if there have been no delays caused by Tenant, and the Commencement Date does not occur by June 30, 2000 (the "Outside Completion Date"), Tenant, as its sole remedy, may terminate this Lease by giving Landlord written notice of termination on or before the earlier to occur of: (i) five (5) business days after the Outside Completion Date; and (ii) the Commencement Date. In such event, this Lease shall be deemed null and void and of no further force and effect and Landlord shall promptly refund any prepaid Rent and Security Deposit previously advanced by Tenant under this Lease and, so long as Tenant has not previously defaulted under any of its obligations under this Lease, the parties hereto shall have no further responsibilities or obligations to each other with respect to this Lease. Landlord and Tenant acknowledge and agree that: (i) the determination of the Commencement Date shall take into consideration the effect of any delays by Tenant; and (ii) the Outside Completion Date shall be postponed by the number of days the Commencement Date is delayed due to events of Force Majeure. Notwithstanding anything herein to the contrary, if Landlord determines that it will be unable to cause the Commencement Date to occur by the Outside Completion Date, Landlord shall have the right to provide Tenant with written notice (the "Outside Extension Notice") of such inability, which Outside Extension Notice shall set forth the date on which Landlord reasonably believes that the Commencement Date will occur. Upon receipt of the Outside Extension Notice, Tenant shall have the right to terminate this Lease by providing written notice of termination to Landlord within five (5) business days after the date of the Outside Extension Notice. In the event that Tenant does not terminate this Lease within such five (5) business day period, the Outside Completion

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     Date shall automatically be amended to be the date set forth in Landlord's
     Outside Extension Notice.

7.   Indemnity, Liability and Loss or Damage.

     a. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below). Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Section 27) and agents ("Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

     b. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

     c. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such loses under Section 9 below.

8. Legal Use. Tenant will not occupy or use, nor permit any portion of the premises to be occupied or used for any purpose other than the permitted Use specified in the Definitions and Basic Provisions portion of this Lease, nor for any business or purpose

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     which is unlawful in part or in whole or deemed to be disreputable or hazardous in any manner. Tenant will conduct its business and control its agents, employees, and invitees in such a manner so as not to create any nuisance, interfere with, annoy, or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean and healthful condition and comply will all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other entities asserting jurisdiction over the Premises) with reference to the use of and the occupancy of the Premises.

9. Insurance. During the term of this Lease and any extension thereof, Tenant at its own cost and expense, shall maintain and provide Commercial General Liability insurance coverage for the benefit and protection of Landlord and Tenant, naming Tenant as an insured, and Landlord (or any successor), Equity Officer Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees and agents, and other designees of Landlord as the interest of such designees may appear, as additional insureds. Such insurance shall be in an amount not less than $2,000,000.00 Combined Single Limit per occurrence with an aggregate of $2,000,000.00. Tenant shall also carry "all risk" physical loss insurance coverage for the full replacement cost of all items of Tenant's personal property in, on or about the Premises. All insurance provided hereunder shall be secured from responsible companies acceptable to Landlord and qualified to do business in the state where the Premises are located. Prior to the Commencement Date of the Lease Term, Tenant shall furnish Landlord with certificates evidencing such coverage and stating that such coverage may not be materially changed or canceled by the insurer or Tenant without at least 30 days prior written notice to Landlord.

10. Waiver of Subrogation. The parties hereby intend that the risks of loss, damage, and injury in connection with this Lease, Landlord's ownership and operation of the Building, and Tenant's leasing and occupancy of the Premises are to be allocated as far as possible to insurance. Therefore, notwithstanding anything to the contrary herein, Landlord and Tenant each hereby waive all claims, actions, and demands against each other, and each hereby releases the other from all liability, to the maximum extent permitted by law, for any loss, damage or injury to property of any kind or nature, to the extent such loss, damage, or injury is compensated by property insurance or required to be insured hereunder.

11. Alterations, Additions, Improvements. Tenant shall not make alterations in or additions or improvements to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. All such work shall: (a) be at Tenant's expense; (b) comply with all insurance requirements and with all applicable ordinances, regulations, and statutes of the jurisdictions in which the Premises are located; (c) in Landlord's judgment, be performed in a good and workmanlike manner, in accordance with sound building practices; and (d) not interfere with other tenants' use of their premises within the Building. All required working drawings and specifications shall be

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     prepared at Tenant's expense by an architect, space planner, or engineer approved by Landlord. Tenant shall pay any increase in taxes resulting from such improvements. Before undertaking any alterations or construction, Tenant shall pay for and deliver to Landlord a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations or construction work in a form and amounts reasonably acceptable to Landlord. All such alterations, additions or improvements installed by Tenant on the Premises shall be performed using new or completely reconditioned materials and, except as otherwise provided herein, shall remain the property of Landlord.

12. Landlord Rights. This Lease does not grant any rights to light or air over or about the Building. Landlord shall have the right at any time to alter, repair, or improve any portion of the Premises and the Building. Tenant will permit Landlord, its respective officers, agents and representatives to enter into and upon all parts of the Premises, at all reasonable hours, to inspect, clean, repair, make alterations and additions as Landlord may deem reasonably necessary, and for any other valid business reason. Landlord and its representatives for any such purpose may enter on and about the Premises or the Building with building materials, and erect scaffolding and all other necessary structures. Tenant shall not be entitled to any abatement or reduction of rent by reason thereof and Tenant waives any claim for any damage or inconvenience which may thereby arise. Notwithstanding the foregoing, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts to perform any entry into the Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant's business in the Premises.

13. Liens by Tenant. Tenant shall keep the Premises, the Building and the real estate of which the Building forms a part free from any liens arising out of any work performed by, materials furnished to, or obligations incurred by Tenant In the event any such lien is imposed against the Premises or Building and if Tenant does not cause the lien to be released within 10 days following the imposition of any such lien, Landlord may cause the same to be released by such means as it shall deem proper. All sums paid by Landlord and all expenses incurred by it in connection therewith shall automatically create an obligation of Tenant to pay, on demand, an equivalent amount times 150%. No work which Landlord permits Tenant to perform shall be deemed to be for the immediate use and benefit of Landlord, and no mechanic's or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

14. Repairs and Re-entry; Surrender. Tenant will, at Tenant's own cost and expense, keep the Premises in sound condition and good repair, and shall repair or replace any damage or injury done to the Building or any part thereof by Tenant or Tenant's employees, servants, agents, contractors or invitees. If Tenant fails to make such repairs or replacements within 15 days of occurrence, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay all costs thereof, plus a 10% administrative fee, to Landlord on demand. Tenant will not commit or allow any waste or

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     damage to be committed on any portion of the Premises. Tenant shall at termination of this Lease, by lapse of time or otherwise, deliver up said Premises to Landlord in as good condition as it was as of the date of possession (ordinary wear and tear and damage by casualty and condemnation for which Tenant is not required to make repairs hereunder excepted) and Landlord shall have the right to re-enter and resume possession of the Premises whether or not the Premises have been vacated by Tenant.

15. Signage. Tenant will not place, suffer to be placed, or maintain on any exterior door, wall, or window of the Premises or the Building any sign, awning, canopy, advertising matter, or any other thing of any kind without first obtaining Landlord's written approval. If such approval is granted by Landlord, Tenant shall maintain such item(s) in good condition at all times. Landlord, at its sole cost, shall place Tenant's name in the lobby directory. Tenant shall be entitled to building standard doorway and directional signage at Tenant's sole cost.

16. Attorneys' Fees. If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

17.  Lien for Rent. INTENTIONALLY OMITTED.

18. Security Deposit. The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (except as required by law) and as security for the performance of Tenant's obligations under this Lease Upon the occurrence of any default by Tenant, Landlord may, from time to time without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of rent and any other damage, injury, expense, or liability caused to Landlord by such default. Said Security Deposit shall not be considered an advance payment of any rent or a measure of Landlord's damage in case of default by Tenant. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Said Security Deposit shall be refunded to Tenant after the termination of this Lease and after all obligations of Tenant under the Lease have been fulfilled. If Landlord transfers its Interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts except as may be required by law.

19. Limitation of Landlord's Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT

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     AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE
     RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. "INTEREST OF LANDLORD IN THE BUILDING" SHALL INCLUDE ANY ASSETS OF LANDLORD IN THE OPERATION OF THE BUILDING (PRIOR TO THE DISTRIBUTION OF THE SAME TO ANY PARTNER OR SHAREHOLDER OF LANDLORD OR ANY OTHER THIRD PARTY) SUCH AS ACCOUNTS RECEIVABLE, RENTS DUE FROM TENANTS, INSURANCE PROCEEDS, FIXTURES, EQUIPMENT, SUPPLIES, CLAIMS OF ANY NATURE, SORT OR DESCRIPTION AND ANY OTHER ITEMS DEEMED TO BE ASSETS IN CONNECTION WITH THE OWNERSHIP, MAINTENANCE AND OPERATION OF THE BUILDING. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD.

20. Notices. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when personally delivered, or mailed by registered or certified mail with return receipt requested, or sent by a national overnight courier service to the respective party to whom notice is intended to be given at the appropriate address provided in
     Section 1. Any notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date or refusal date indicated on the return receipt Notice sent by overnight courier service shall be deemed given, delivered and effective upon the business day after such notice is delivered to or picked up by the overnight courier service. Notice sent by personal delivery shall be deemed given, delivered and effective upon the date actually delivered or refused.

21. Brokers. Tenant represents and warrants to Landlord that neither it, its officers, agents, nor anyone on its behalf has dealt with any real estate broker in the negotiation or making of this Lease. Tenant agrees to indemnity and hold Landlord harmless from the claim or claims of any broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

22. Rules of the Building. Tenant, Tenant's agents, employees, and invitees will comply fully with the rules and regulations of the Building either attached hereto or delivered to Tenant by Landlord. Landlord shall at all times have the right to change such rules and regulations in such reasonable manner as may be deemed advisable for the safety, care, cleanliness of the Building, its tenanted areas, and the preservation of good order therein.

     All such changes will be forwarded to Tenant in writing and shall be carried out and observed by Tenant Landlord shall make reasonable efforts not to discriminate against Tenant in the enforcement of all such rules and regulations.

23. Abandonment. If the Premises are abandoned or vacated by Tenant, Landlord shall have the right, but not the obligation, to: (a) provide for the storage of any personal property remaining in the Premises without liability of any kind or nature for the cost of storage or the return of the personal property to Tenant, and/or (b) take title to the abandoned personal property, which title shall pass to Landlord under this Lease as a Bill of Sale, without additional payments or credit from Landlord or Tenant.

24. Holding Over. In the event of holding over by Tenant after expiration or other termination of this Lease, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Monthly Rent and additional rent due for the period immediately preceding such holding over, provided that in no event shall Base Monthly rent and additional rent during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

25.  Defaults and Remedies.

     (a) The following events shall be deemed to be events of default ("Default") under this Lease:

          (i) Tenant shall fail to pay when due any base monthly rent or other amounts under this lease and such failure shall continue for 5 days after written notice from landlord (hereinafter sometimes referred to as a "monetary default"). notwithstanding the foregoing, tenant shall be entitled to a cure period of 10 days with respect to the first monetary default in each calendar year.

          (ii) Any failure by Tenant (other than a Monetary Default) to comply with any material term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within 30 days after delivery to Tenant of written notice of the occurrence of such failure (or such longer period of time as may be reasonably necessary to cure), provided that Tenant commences to cure such default within 30 days after notice from Landlord and, from time to time upon request of Landlord, furnishes Landlord with evidence that demonstrates, in Landlord's reasonable judgment, that Tenant is diligently pursuing a course that will remedy such failure), provided that if any such failure creates a hazardous condition, such failure must be cured immediately. Notwithstanding the foregoing, if Tenant is in default beyond any applicable notice and cure period with respect to any particular material provision or covenant of this Lease, including, without limitation, Tenant's obligation to pay Rent when due, on 3 occasions during any 12 month period, any subsequent violation of such provision or covenant shall be considered to be an incurable default by Tenant.

          (iii) Tenant or any Guarantor, if any, shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

          (iv) The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

          (v) In the case of any ground floor or retail Tenant, Tenant does not take possession of, or abandons or vacates, all or any portion of the Premises.

          (vi) Tenant is in default beyond any notice and cure period under any other lease with Landlord in the Building.

     (b) Upon the occurrence of any event or events of Default under this Lease, whether enumerated in Section 25(a) or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein or required by law):

          (i) Terminate this Lease and Tenant's right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

                (a) The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

                (b) The Worth at the rime of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

                (c) The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

                (d) Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                (e) All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

                     The "Worth at the Time of Award" of the amounts referred to in parts (b)(i)(a) and (b)(i)(b) above, shall be computed by allowing interest at the rate equal to the lesser of (i) 10% per annum, or (ii) the maximum rate permitted by law, and the "Worth at the Time of Award" of the amount referred to in part (b)(i)(c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent;

          (ii) Employ the remedy described in California Civil Code (S) 1951.4 (Landlord may continue this Lease in affect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

          (iii)Notwithstanding Landlord's exercise of the remedy described in California Civil Code (S) 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in Section 25(b)(i).

     (c) The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

     (d) TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174(C) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE LEASE TERM

          PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH. TENANT AND LANDLORD ALSO HEREBY WAIVE. TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

     (e) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     (f) This Section 25 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

26. No Waiver. No act or thing done by Landlord or its agents during the term hereof shall be deemed an acceptance of a surrender of the Premises. The acceptance of Rent by Landlord with knowledge of the breath of any covenant contained in this Lease and/or the failure of Landlord to enforce any of the rules and regulations against Tenant (or any other tenant) shall not be deemed a waiver. Any agreement to accept a surrender of the Premises or accept a waiver of said covenants, rules and regulations by Landlord shall not be valid unless made in writing and signed by Landlord. The mention in this Lease or the pursuit of any particular remedy shall not preclude Landlord from any other remedy Landlord might have, either in law or in equity.

27. Subordination to Mortgages; Estoppel Certificate. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises or upon the Building and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and

     Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Building or the underlying real estate and such approval is a condition precedent to Landlord's obligations hereunder. If any person shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, then if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within 10 days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default, stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. Notwithstanding the foregoing, upon written request by Tenant, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current Mortgagee on such Mortgagee's then current standard form of agreement. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute Mortgagee's form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the Mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.

28.  Casualty Damage.

     A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged); (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant In writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the leasehold improvements (excluding any alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's personal property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any law relating to the matters addressed in this Section, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

     B. If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section 28.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant's transferees, contractors or licensees.

29.  Condemnation.

     Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the rentable square footage of the Building, and the rentable square footage of the Premises shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

30.  Miscellaneous.

     (a) any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     (b)  Tenant agrees not to record this Lease or any memorandum hereof.

     (c) This Lease and the rights and obligations of the parties hereto shall be Interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

     (d) If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

     (e) In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an

          "Organizational Entity"), then Tenant hereby convenants, warrants and represents: (1) that the individual executing or attesting this Lease on behalf of Tenant is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; and (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located.

     (f) Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. In the event the Building is located in the state of Georgia, no estate shall pass out of Landlord and Tenant shall have only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

     (g) Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

     (h) The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

     (i) Landlord has delivered a copy of this lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an Offer to Tenant or option. This lease shall not be effective until an original of this Lease executed by both Landlord and Tenant and an original Guaranty, if any, executed by each Guarantor is delivered to and accepted by Landlord, and this Lease has been approved by Landlord's Mortgagees, if required.

31.  Entire Agreement.  This Lease Agreement, including the following
     Exhibits:

     Exhibit A  - Outline and Location of Premises
     ---------
     Exhibit B  - Addendum
     ---------
     Exhibit C  - Agreement of Subordination Non Disturber and Attornment
     ---------
     Exhibit D  - Building Rules and Regulations
     ---------

     constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO

     THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed as of the day and year first above written.

                                LANDLORD:

                                EOP-ONE MARKET, LLC., A Delaware limited liability company

                                By:  EOP Operating Limited Partnership, a
                                     Delaware limited partnership, its sole
                                     member

                                By:  Equity Office Properties Trust, a
                                     Maryland real estate investment trust,
                                     its managing general partner

                                     By:       /s/ Robert E. Dezzutti
                                        ----------------------------------------

                                     Name: Robert E. Dezzutti
                                          --------------------------------------

                                     Title: Vice President
                                           -------------------------------------

                                     TENANT:

                                     INTERN CAPITAL GROUP, INC., a Delaware
                                     corporation

                                     By:       /s/ Kenneth A. Fox
                                        ----------------------------------------

                                     Name: Kenneth A. Fox
                                          --------------------------------------

                                     Title: Managing Director
                                           -------------------------------------

                                     By:       /s/ Donna Lighter
                                        ----------------------------------------

                                     Name: Donna Lighter
                                          --------------------------------------

                                     Title: Asst. Secretary
                                           -------------------------------------

                                   EXHIBIT A

                       OUTLINE AND LOCATION OF PREMISES
                       --------------------------------


     This Exhibit is attached to and made a part of the Agreement dated as of the 21st day of April 2000, by and between EOP-ONE MARKET, LLC., a Delaware
         ----        -----
     limited liability company ("Landlord") and INTERNET CAPITAL GROUP, INC., a Delaware corporation ("Tenant") for space in the Building located at One Market, San Francisco, California.


                       [Diagram intentionally omitted.]

                                   EXHIBIT B

                                   ADDENDUM
                                   --------

     This Addendum is attached to and made a part of the Lease dated as of the 21st day ofApril , 2000 by and between EOP-ONE MARKET, LLC., A Delaware limited liability company ("Landlord") and INTERNET CAPITAL GROUP, INC., A Delaware corporation ("Tenant") for space in the Spear Tower in the Building located at One Market, San Francisco, California.

                                  WITNESSETH:

     WHEREAS, simultaneously with the execution of this Addendum Landlord and Tenant have entered into that certain lease of even date herewith (the "Lease") for approximately 20,979 rentable square feet on the 3rd floor of the Spear Tower, in the building located at One Market, San Francisco, California (the "Building"), all as more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant desire to modify certain terms and conditions of the Lease as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the sufficiency and receipt of which is acknowledged, Landlord and Tenant agree as follows:

1.   Hazardous Materials.  Tenant shall not (either with or without
     -------------------
     negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances of materials, nor allow to be brought into the Project any such materials or substances except to use for general office purposes in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency or lender (in its reasonable judgment) shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Term.

2.   Security Deposit.  Notwithstanding anything in the Lease to the contrary,
     ----------------
     no purchaser of Landlord's interest in the Building or holder of any mortgage, deed of trust, ground lease or other lien on the Building shall be liable for the return of any Security Deposit unless and until such Security Deposit is actually transferred by Landlord to such party.

3.   Net Income/Profits.  Notwithstanding anything contained to the contrary
     ------------------
     in the provisions of the Lease relating to an assignment or subletting by Tenant, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the portion of the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use occupancy or utilization of any part of the Premises.

4.   Casualty/Condemnation.  Notwithstanding anything contained to the
     ---------------------
     contrary in the Lease, the Premises or portion thereof shall not be considered to be untenantable or unusable by Tenant unless and until Tenant actually ceases to use the Premises or applicable portion thereof. in addition, the rights of Tenant, if any, to any condemnation proceeds and or insurance proceeds shall be subject and subordinate the rights of any party holding a first mortgage or first deed of trust on the Building. The foregoing, however, shall not be construed as to limit Tenant's right to receive the proceeds of any insurance policies maintained by Tenant at its sole cost and expense.

5.   Limitation of Liability. In addition to any limitation of Landlord's
     -----------------------
     liability contained in the lease, tenant hereby agrees that any claim for damages against landlord shall be subject and subordinate to the interest of any mortgage in the building and project.

6. Estoppel Certificates. In addition to the obligations of Tenant under the Lease, Tenant agrees that it will from time to time upon request of Landlord, within 5 days after the date of such request, execute and deliver to such persons as landlord shall request an estoppel certificate or other similar statement in recordable from certifying that: (i) the Tenant is presently solvent and free from reorganization and/or bankruptcy and is in occupancy, open, and conducting business in the Premises, (ii) the operation and use of the Premises do not involve the generation, treatment, storage, etc. of hazardous substance etc., (iii) the rent is $___ per year,
     (iv) the Lease represents the entire agreement between the parties (v) the expiration date is ___ , (vi) all conditions to be performed by the Landlord have been satisfied, (vii) all required contributions by Landlord to Tenant to Tenant on account of Tenant improvements have been received,
     (vii) no rental has been paid more than one month in advance and no security has been deposited with Landlord except for ___ and, (ix) the rentable square footage of the Premises is ___ square feet.

7.   Subordination to Mortgages. Notwithstanding anything in the Lease to the
     --------------------------
     contrary, the prior written consent of the holder of any first mortgage or first deed of trust on the

     Building shall be required as a condition precedent to the subordination of the Lease to any junior/secondary mortgage or deed of trust. In no event shall the holder of any first mortgage or first deed of trust be liable for any of Landlord's obligations under the Lease arising prior to the date such mortgagee or trustee takes title to the Building.

8.   Conflict.  In the event of a conflict between the terms of this Addendum
     --------
     and the terms of the Lease or any exhibits thereto, the terms of this Addendum shall control.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum on the day and year first above written.

                                LANDLORD:
                                EOP-ONE MARKET, LLC., a Delaware Limited liability company

                                By: EOP Operating Limited Partnership, a
                                    Delaware limited partnership, its sole
                                    member

                                    By: Equity Office Properties Trust, a
                                        Maryland real estate investment trust,
                                        its managing general partner

                                        By:   /s/     Robert E. Dezzutti
                                           -------------------------------------

                                        Name: Robert E. Dezzutti
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------

                                TENANT:

                                INTERNET CAPITAL GROUP INC., a Delaware
                                Corporation

                                By:   /s/          Kenneth A. Fox
                                   ---------------------------------------------

                                Name: Kenneth Fox
                                     -------------------------------------------

                                Title: Managing Director
                                      ------------------------------------------

                                By:   /s/       Donna Lightner
                                   ---------------------------------------------

                                Name: Donna Lightner
                                     -------------------------------------------

                                Title: Asst. Secretary
                                      ------------------------------------------

                                   EXHIBIT C

           AGREEMENT OF SUBORDINATION, NON-DISTURBER AND ATTORNMENT
           --------------------------------------------------------

     THIS AGREEMENT made the ____ day of ____ ,2000, by and among EOP-ONE MARKET, LLC., a Delaware limited liability company (hereinafter called "Ground Lessor"), INTERNET CAPITAL GROUP, INC., a Delaware corporation (hereinafter called "Tenant") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York Corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 (hereinafter called "Teachers");

                                  WITNESSETH:

     WHEREAS, Ground Lessor is the owner in fee simple of those certain premises situate, lying and being in the City of San Francisco, County of San Francisco, State of California, as more particularly described in Exhibit A attached hereto; and

     WHEREAS, under the terms of a certain lease dated April 16, 1973, (hereinafter called "Ground Lease"), a short form of which has been recorded on April 24, 1973, Book B755 at Page 597, Series No. V71530 and an Assignment and Assumption of Tenant's Interest in Lease recorded November 22, 1994, Book G263, Page 204, Series No. 94-F716286-0O, Official Records, San Francisco County, State of California, amended by First Amendment to Lease Agreement recorded October 3, 1995 in Reel G479, Image 280. Ground Lessor did lease, let and demise the Demised Premises to EOP-ONE MARKET, LLC., a Delaware limited liability company (hereinafter called "Landlord") for a term of 99 years commencing April 16, 1973, and continuing to and including April 15, 2072, upon the terms and conditions therein more particularly set forth;

     WHEREAS, Teachers is the owner and holder of a certain promissory note dated September 29, 1995, secured by a Deed of Trust and Assignment of Rents and Fixture Filing Statement of even date therewith, recorded on October 3, 1995, as Document F866003, in the Official Records aforesaid, constituting a first lien upon the fee simple estate in the Demised Premises as well as upon the leasehold estate created by said Ground Lease;

     WHEREAS, under the terms of a certain lease and amendments, if any described in that certain Lease by and between EOP-ONE MARKET, LLC., a Delaware
limited liability company and Tenant dated   , 2000 (hereinafter called
"Sublease"), Landlord did lease, let and demise, subject to said Ground Lease, a portion of the Demised Premises as therein more particularly described;

     WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under said Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

     NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

     That Ground Lessor does hereby represent, covenant and warrant:

     (a)  That said Ground Lease is in full force and effect and unmodified.

     (b) That there is no existing default under the provisions of said Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Ground Lessor or Landlord to be observed and performed thereunder.

     That Ground Lessor consents to and approves the within Sublease.

     That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, Involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of said Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby covenant and warrant as follows:

     (c)  The quiet and peaceful possession of Tenant under said Sublease;

     (d) That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and the Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant, but not in respect of any amendment to such Sublease not previously approved in writing by Ground Lessor;

     (e) To assume such of the obligations on the part of the Landlord under the Sublease which are deemed to run with the land for so long as Ground Lessor shall be the owner in fee of said Demised Premises;


provided, however, Ground Lessor shall not in any way or to any extent be liable to Tenant; unless Landlord and Ground Lessor are the same entity:

          (1) For any past act or default on the part of the original or any prior landlord under said Sublease and Tenant shall have no right to assert same or any damages arising therefrom as an offset or defense against Ground Lessor;

          (2) For the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the demised premises required under said Sublease, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under such Sublease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under such Sublease;

          (3) For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under such Sublease and not delivered to Ground Lessor; or

          (4)  For any restriction on competition beyond the Demised Premises.

     That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor, for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments directly to Ground Lessor, and

     That Teachers and Tenant do hereby covenant and agree that said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to said Sublease and to the recognition and attornment agreements provided for in the third and fourth grammatical paragraphs hereof with the same force and effect as if said Sublease had been executed, delivered and recorded and said recognition and attornment agreements aforesaid had been effected in each case prior to the execution, delivery and recording of said Mortgage or Deed of Trust

     EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

    (a) The prior right and claim under and the prior lien of said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of said Mortgage or Deed of Trust,

    (b) The prior right and claim under and the prior lien of said Mortgage or Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of said Mortgage or Deed of Trust, and

    (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of said Mortgage or Deed of Trust and the execution of said Sublease or the effective date of the recognition and attornment agreements aforesaid, whichever is later, and any lien or judgment which may arise at any time under the terms of said Sublease.

     Tenant shall not subordinate the Sublease to any other mortgage or deed of trust so long as the Mortgage or Deed of Trust now held or to be held by Teachers remains in effect.

     Ground Lessor and Landlord agree that the Ground Lease shall not be modified, amended, canceled, terminated or surrendered without the express prior written consent of Teachers.

     This Subordination may not be modified except by an agreement in writing signed by the parties hereto.

     That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, on the day and year first above written.

                              GROUND LESSOR:

                              EOP-ONE MARKET, LLC., a Delaware limited liability Company

                              By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                   By:  Equity Office Properties Trust, a
                                        Maryland real estate investment trust,
                                        its managing general partner.

                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                              LANDLORD:

                              EOP-ONE MARKET, LLC., a Delaware limited liability Company

                              By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                   By:  Equity Office Properties Trust, a
                                        Maryland real estate investment trust,
                                        its managing general partner

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Tide:
                                             -----------------------------------

                              TENANT:

                              INTERNET CAPITAL GROUP, INC., a Delaware
                              Corporation

                              By:
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------



                              LENDER:

                              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                              By:
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------

                             NOTARY ACKNOWLEDGMENT

                                (Ground Lessor)

State of _________________)
County of ___________________)

  On ___________________________ before me, ____________________________________
personally appeared ____________________________________________________________
of Equity Office Properties Trust, a Maryland real estate investment trust,
---------------------------------------------------------------------------
the managing general partner, of EOP Operating Limited Partnership, a Delaware
------------------------------------------------------------------------------
limited partnership, the sole member, of EOP-ONE MARKET, LLC., a Delaware
-------------------------------------------------------------------------
limited liability company
-------------------------

personally known to me - OR -  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

                                 WITNESS my hand and official seal.


                                 __________________________________
                                 Notary Public

My Commission Expires:
                      ___________________________________



________________________________________________________________________________
                               OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

  Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

       INDIVIDUAL
---
XXX    CORPORATE OFFICER
---
       TITLE:
             --------------------
       PARTNER(S) ____ LIMITED
                  ____ GENERAL
       ATTORNEY-IN-FACT
---
       TRUSTEE(S)
---
       GUARDIAN/CONSERVATOR
---
       OTHER: __________________
---

        SIGNER IS REPRESENTING:
        Name of Person(s) or Entity(ies)

Equity Office Properties Trust, a Maryland real estate Investment trust,
------------------------------------------------------------------------
the managing general partner, of EOP Operating Limited Partnership, a
---------------------------------------------------------------------
Delaware limited partnership, the sole member, of EOP-ONE MARKET, LLC., a
-------------------------------------------------------------------------
Delaware limited liability company
----------------------------------
("Ground Lessor")
-----------------

--------------------------------------------------------------------------------
                               OPTIONAL SECTION

THIS CERTIFICATE MUST BE                TITLE OR TYPE OF DOCUMENT: SUBORDINATION
ATTACHED TO THE DOCUMENT            NON-DISTURBANCE AND ATTORNMENT AGREEMENT
DESCRIBED AT RIGHT:                     NUMBER OF PAGES
                                                       =========================
                                        DATE OF DOCUMENT
                                                        ------------------------
                                        SIGNER(S) OTHER THAN NAMED ABOVE:

                                        ("Landlord") EOP-ONE MARKET, LLC., a
                                        Delaware limited liability company
                                        ("Lender") Teachers insurance and
                                        Annuity Association of America
                                        ("Tenant")
                                                  ------------------------------
                                        ----------------------------------------


Though the data requested here is not required by law, it could prevent
-----------------------------------------------------------------------
fraudulent reattachment of this form.
-------------------------------------

                             NOTARY ACKNOWLEDGMENT
                                   (LANDLORD)
State of_____________________
County of_______________________ )

On _______________________________ before me, __________________________________
personally appeared ____________________________________________________________

of Equity Office Properties Trust, a Maryland real estate investment trust, the
-------------------------------------------------------------------------------
managing general partner, of EOP Operating Limited Partnership, a Delaware
--------------------------------------------------------------------------
limited partnership, the sole member, of EOP-ONE MARKET, LLC., a Delaware
-------------------------------------------------------------------------
limited liability company
-------------------------

personally known to me - OR -   proved to me on the basis of satisfactory
                                evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                  WITNESS my hand and official seal.


                                  ----------------------------------

                                         Notary Public

My Commission Expires:__________________________
________________________________________________________________________________
                                 OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill In the data below, doing so may prove invaluable to persons relying on the document

(check one)

       INDIVIDUAL
---
XXX    CORPORATE OFFICER
---
       TITLE:
             --------------------
___    PARTNER(S)  ____LIMITED
                   ____GENERAL
___    ATTORNEY-IN-FACT
___    TRUSTEE(S)
___    GUARDIAN/CONSERVATOR
___    OTHER: __________________

   SIGNER IS REPRESENTING:
    Name of Person(s) or Entity(ies)

Equity Office Properties Trust, a Maryland real estate Investment trust,
------------------------------------------------------------------------
the managing general partner, of EOP Operating Limited Partnership,
-------------------------------------------------------------------
a Delaware Limited Partnership, the sole member, of EOP-ONE MARKET,
-------------------------------------------------------------------
LLC., a Delaware limited liability company ("Landlord")
-------------------------------------------------------


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE    TITLE OR TYPE OF DOCUMENT: Subordination
ATTACHED TO THE DOCUMENT  Non-Disturbance and Attornment Agreement
DESCRIBED AT RIGHT:                 NUMBER OF PAGES________________
                                    DATE OF DOCUMENT_______________
                                    SIGNER(S) OTHER THAN NAMED ABOVE:

                                    ("Ground Lessor") EOP-ONE MARKET, LLC., a
                                    Delaware limited liability company
                                    ("Lender") Teachers Insurance and Annuity
                                    Association of America
                                    ("Tenant")______________________
                                    ________________________________


Though the data requested here is not required by law, it could prevent
-----------------------------------------------------------------------
fraudulent reattachment of this form.
-------------------------------------

                             NOTARY ACKNOWLEDGMENT

                                    (Lender)

State of____________________________
County of____________________________

     On __________________ before me, ________________________________________
personally appeared __________________________________________________________
personally known to me - OR -  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                           WITNESS my hand and official seal.


                           -----------------------------------
                                 Notary Public

My Commission Expires:____________________________________

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

___    INDIVIDUAL
XXX    CORPORATE OFFICER
---
       TITLE:_________________________________
___    PARTNER(S)  ____LIMITED
                   ____GENERAL
___    ATTORNEY-IN-FACT
___    TRUSTEE(S)
___    GUARDIAN/CONSERVATOR
___    OTHER: __________________

   SIGNER IS REPRESENTING:
    Name of Person(s) or Entity(ies)

Teachers Insurance and Annuity
------------------------------
Association of America
----------------------
    ("Lender")


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE    TITLE OR TYPE OF DOCUMENT: Subordination
ATTACHED TO THE DOCUMENT  Non-Disturbance and Attornment Agreement
DESCRIBED AT RIGHT:                 NUMBER OF PAGES ___________________________
                                    DATE OF DOCUMENT __________________________

                                    SIGNER(S) OTHER THAN NAMED ABOVE:

                                    ("Ground Lessor") EOP-ONE MARKET, LLC., a
                                    Delaware limited liability company
                                    ("Landlord") EOP-ONE MARKET, L.L.C.,
                                    Delaware limited liability company
                                    ("Tenant")________________________________
                                    __________________________________________

Though the data requested here is not required by law, it could prevent
-----------------------------------------------------------------------
fraudulent reattachment of this form.
-------------------------------------

                             NOTARY ACKNOWLEDGMENT

                                    (TENANT)

State of ____________________)
County of ________________________)

On ________________ before me, ________________________________________________
personally appeared

personally known to me - OR -  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                           WITNESS my hand and official seal.


                           --------------------------------------------
                                 Notary Public

My Commission Expires: ______________________________


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

     Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

___  INDIVIDUAL
XXX  CORPORATE OFFICER
---
     TITLE: _______________________
___  PARTNER(S)  ____LIMITED
                 ____GENERAL
___  ATTORNEY-IN-FACT
___  TRUSTEE(S)
___  GUARDIAN/CONSERVATOR
___  OTHER: __________________

   SIGNER IS REPRESENTING:
    Name of Person(s) or Entity(ies)


---------------------------------
---------------------------------
          ("Tenant')

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE      TITLE OR TYPE OF DOCUMENT: SUBORDINATION
ATTACHED TO THE DOCUMENT  Non-Disturbance and Attornment Agreement
DESCRIBED AT RIGHT:           NUMBER OF PAGES______________________
                              DATE OF DOCUMENT_____________________
                              SIGNER(S) OTHER THAN NAMED ABOVE:

                              ("Ground Lessor") EOP-ONE MARKET, LLC., a
                              Delaware limited liability company
                              ("Landlord") EOP-ONE MARKET, LLC., a Delaware limited liability company
                              ("Lender") Teachers Insurance and Annuity
                              Association of America

Though the data requested here is not required by law, it could prevent
-----------------------------------------------------------------------
fraudulent reattachment of this form.
-------------------------------------

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51' 51" WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1-1/2 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 6 FEET AND 1-1/2, INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DECREES 51' 51" WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 3-112 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 6 FEET AND 1-112 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 09' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51' 51" EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08' 09" EAST ALONG SAID NORTHWESTERLY LINE 274 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Project and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenant or used by tenant for any purpose other than ingress and egress to and from the premises. no rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. at no time shall tenant permit tenant's employees to loiter in common areas or elsewhere about the building or project.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules. regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant's Property shall be repaired at Tenant's sole expense.

9.     Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Project. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for the purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related

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       Parties, nor shall the Commencement Date of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Project.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking In the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.